June 1, 2016

IRON Strategic Income Fund (the “Fund”)

Supplement to the Prospectus dated January 28, 2016

The sub-section Portfolio Management in the section Fund Summary and the sub-section Portfolio Managers in the section Additional Information About Management of the Funds are amended to reflect that the Fund’s portfolio managers are now Messrs. Edward Connolly, Joe Fanaro, Aaron Izenstark, Daniel Sternberg, and Dr. Ramesh Poola.

Mr. Connolly, who joined the Fund in June 2016, is a trader and portfolio manager for a series of strategies for IRON Financial, LLC (“Iron”). Mr. Connolly joined Iron in 2006 and has responsibility for overseeing the global and domestic option overlay strategies for separately managed accounts.

Mr. Fanaro, who joined the Fund in June 2016, is a trader and portfolio manager for Iron’s Equity Derivatives and real estate investment trust strategies. Mr. Fanaro joined Iron in 2012 and is also responsible for investment strategy research across various asset classes, including fixed income, equities, options and futures. Prior to joining Iron, Mr. Fanaro worked in the futures industry as a Trader and Quantitative Analyst, where he researched, developed, executed and managed the risk of investment strategies.

Dr. Ramesh Poola, Ph.D., CFA joined the Fund in June 2016. He is the Managing Director of Investment and Quantitative Research for Iron. Dr. Poola joined Iron in 2009 and he heads and oversees all quantitative investment research, financial modeling, portfolio construction, and risk analysis for Iron’s investment strategies across all asset classes. He also leads investment research for Iron’s ERISA 3(38) Investment Fiduciary Corporate Retirement Services business.

Additional information about Messrs. Izenstark and Sternberg, including their business experience during the last five years, is set forth in the prospectus.

You should read this supplement in conjunction with the Fund’s prospectus and retain it for future reference.

June 1, 2016

IRON Strategic Income Fund (the “Fund”)

Supplement to the Statement of Additional Information dated January 28, 2016

The sub-section About the Portfolio Managers in the section Investment Adviser is amended to reflect that the Fund’s portfolio managers are now Messrs. Edward Connolly, Joe Fanaro, Aaron Izenstark, Daniel Sternberg, and Dr. Ramesh Poola. As of September 30, 2015, Messrs. Connelly and Fanaro and Dr. Poola were responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager Name	Other Accounts Managed by the Portfolio Manager
Edward Connolly	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: 209* accounts with total assets of approximately $363.9 million
Joe Fanaro	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: 147* accounts with total assets of approximately $137.4 million
Dr. Ramesh Poola, Ph.D.	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: None * None of these accounts were subject to a performance fee.

As of September 30, 2015, none of Messrs. Connelly or Fanaro or Dr. Poola beneficially owned shares of the Fund.

Additional information about Messrs. Izenstark and Sternberg, including their management of other accounts and ownership of Fund shares, is set forth in the Statement of Additional Information.

You should read this supplement in conjunction with the Fund’s Statement of Additional Information and retain it for future reference.